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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported):  May 29, 1997


                            McLEODUSA INCORPORATED
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            (Exact name of registrant as specified in its charter)


          Delaware                     0-20763                42-1407240
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification
                                                            Number


6400 C Street, S.W., P.O. Box 3177, Cedar Rapids, IA             52406-3177
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(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS
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CORPORATE NAME CHANGE

          On March 27, 1997, the Board of Directors of McLeod, Inc. (the "Company") adopted an amendment to Article 1 of the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "McLeodUSA Incorporated." The name change was approved by the Company's stockholders at the annual meeting of stockholders held on May 29, 1997. The name change became effective on May 29, 1997 upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

          A copy of the press release, dated May 29, 1997, issued by the Company regarding the name change is attached as Exhibit 99.1 hereto.
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AGREEMENT TO ACQUIRE ESI COMMUNICATIONS, INC.

          On May 30, 1997, the Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ESI Communications, Inc., a Minnesota corporation, ESI Communications/SW, Inc., a Minnesota corporation, ESI Communications/West, Inc., a Minnesota corporation, ESI Communications Downtown, Inc., a Minnesota corporation and ESI Communications North, Inc., a Minnesota corporation (collectively, "ESI Communications"), and Michael Reichert, Peter Jones, John Pupkes and Jeff Meehan. Pursuant to the terms of the Asset Purchase Agreement, and subject to certain conditions, the Company agreed to acquire certain assets of ESI Communications for an aggregate cash purchase price of $15,323,889. ESI Communications sells, installs and services telephone systems in Minnesota.

          The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and
                                                         -----------
is incorporated herein by reference.


AGREEMENT TO ACQUIRE CONSOLIDATED COMMUNICATIONS INC.

          On June 14, 1997, the Company entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Consolidated Communications Inc., an Illinois corporation ("CCI"), pursuant to which CCI will be merged with and into a newly formed wholly owned subsidiary of the Company (the "Merger"). As a result of the Merger, all of CCI's issued and outstanding capital stock will be converted into an aggregate of 8,488,613 shares of the Company's Class A common

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stock, par value $.01 per share, and $155 million in cash.  Under the terms of the Merger Agreement, immediately following the effective time of the Merger, Richard A. Lumpkin, the Chairman and Chief Executive Officer of CCI and Robert
J. Currey, the President and Chief Operating Officer of CCI would be appointed directors of the Company and would join the Company's executive management team.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including (i) the approval of the Merger and the transactions contemplated thereby by the shareholders of CCI, (ii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the expiration of all applicable waiting periods thereunder, (iii) receipt of required regulatory approvals and (iv) certain other customary conditions. Certain shareholders of CCI owning in the aggregate more than two-thirds of the outstanding shares of each class of CCI capital stock have entered into a Voting Agreement and Proxy pursuant to which, among other things, such shareholders have agreed, and have granted an irrevocable proxy to the Company, to vote their shares of CCI capital stock in favor of the Merger at a meeting of the shareholders of CCI.

          The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.2 hereto and is incorporated herein by reference. A
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copy of the press release, dated June 16, 1997, issued by the Company regarding the above-described transaction is attached as Exhibit 99.2 hereto.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) The following exhibits are filed with this report:

           2.1 Asset Purchase Agreement, dated as of May 30, 1997, by and among McLeodUSA Incorporated, ESI/McLeodUSA, Inc., and ESI Communications, Inc., ESI Communications/SW, Inc., ESI Communications/West, Inc., ESI Communications Downtown, Inc., ESI Communications North, Inc., and Michael Reichert, Peter Jones, John Pupkes and Jeff Meehan.

           2.2 Agreement and Plan of Reorganization, dated as of June 14, 1997, by and among McLeodUSA Incorporated, Eastside Acquisition Co. and Consolidated Communications Inc.

          99.1 Press Release, dated May 29, 1997, announcing the Company's name change from "McLeod, Inc." to "McLeodUSA Incorporated."

          99.2 Press Release, dated June 16, 1997, announcing the agreement to acquire Consolidated Communications Inc.

          99.3 Form of Voting Agreement and Proxy, dated as of June 14, 1997, between McLeodUSA Incorporated and certain shareholders of Consolidated Communications Inc.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 26, 1997                McLEODUSA INCORPORATED


                                    By: /s/ Stephen C. Gray
                                        -----------------------------
                                        Stephen C. Gray
                                        President and Chief Operating
                                        Officer

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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 2.1           Asset Purchase Agreement, dated as of May 30, 1997, by and among
               McLeodUSA Incorporated, ESI/McLeodUSA, Inc., and ESI
               Communications, Inc., ESI Communications/SW, Inc., ESI
               Communications/West, Inc., ESI Communications Downtown, Inc., ESI
               Communications North, Inc., and Michael Reichert, Peter Jones,
               John Pupkes and Jeff Meehan.

 2.2 Agreement and Plan of Reorganization, dated as of June 14, 1997, by and among McLeodUSA Incorporated, Eastside Acquisition Co. and Consolidated Communications Inc.

99.1 Press Release, dated May 29, 1997, announcing the Company's name change from "McLeod, Inc." to "McLeodUSA Incorporated."

99.2 Press Release, dated June 16, 1997, regarding the agreement to acquire Consolidated Communications Inc.

99.3 Form of Voting Agreement and Proxy, dated as of June 14, 1997, between McLeodUSA Incorporated and certain shareholders of Consolidated Communications Inc.

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